Collateral for crude oil exploration concession agreements	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Collateral for crude oil exploration concession agreements
33.	Collateral for crude oil exploration concession agreements

The Company has granted collateral to the Brazilian Agency of Petroleum, Natural Gas and Biofuels (Agência Nacional de Petróleo, Gás Natural e Biocombustíveis - ANP) in connection with the performance of the Minimum Exploration Programs established in the concession agreements for petroleum exploration areas in the total amount of US$ 2,326 of which US$ 1,198 were still in force as of December 31, 2018 , net of commitments undertaken. The collateral comprises crude oil from previously identified producing fields, pledged as collateral, amounting to US$ 1,092 and bank guarantees of US$ 106.